UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________

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FINSERV ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

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FINSERV ACQUISITION CORP.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105

To the Stockholders of FinServ Acquisition Corp.:

You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of FinServ Acquisition Corp. (the “Company”) to be held on December 29, 2020 at 10:30 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/finservacquisition/2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect one director to serve as the Class I director on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on December 29, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Lee Einbinder
Chief Executive Officer and Director

This proxy statement is dated December 14, 2020
and is being mailed with the form of proxy on or shortly after December 16, 2020.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

FINSERV ACQUISITION CORP.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2020

To the Stockholders of FinServ Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders (the “Annual Meeting”) of FinServ Acquisition Corp., a Delaware corporation (the “Company”), will be held on Tuesday, December 29, 2020 at 10:30 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/finservacquisition/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect one director to serve as the Class I director on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on December 2, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of Class A common stock and Class B common stock, voting together as a single class, are entitled to vote on both proposals being considered at the Annual Meeting.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/finservacquisition/2020.

By Order of the Board,
/s/ Lee Einbinder
Chief Executive Officer and Director

i

FINSERV ACQUISITION CORP.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 29, 2020, at 10:30 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of FinServ Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 29, 2020 at 10:30 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 16, 2020.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect one director to serve as the Class I director on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all stockholders vote “FOR” the director nominee and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on December 2, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 25,665,000 shares of Class A common stock and 6,250,000 shares of Class B common stock issued and outstanding.

All holders of shares of Class A common stock and Class B common stock, voting together as a single class, are entitled to vote on both proposals being considered at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On December 2, 2020, there were 25,665,000 shares of Class A common stock and 6,250,000 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote on any of the proposals to be voted on at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 15,957,501 shares of Class A common stock and Class B common stock combined must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Lee Einbinder, our Chief Executive Officer and Director,] and Howard Kurz, our President, Chief Financial Officer and Director, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Einbinder and Mr. Kurz to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•        Online.    If you are a stockholder of record, you may vote online at the Annual Meeting.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a Class I director is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast by the stockholders present and in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Holders of the Class A common stock and holders of the Class B common stock, voting together as a single class, have the right to vote for the election of directors. Abstentions will have no effect on this proposal.

What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s President and Chief Financial Officer at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Class A common stock and Class B common stock will be voted (i) “FOR” the director nominee and (ii) “FOR” the ratification of Withum to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to FinServ Holdings LLC, a Delaware limited liability company of which Lee Einbinder, our Chief Executive Officer and Howard Kurz, our President, are the managing members and have voting and investment discretion with respect to the common stock held by our sponsor.

Who can help answer my questions?

You can contact our President and Chief Financial Officer, Howard Kurz at (917) 330-9141 or by sending a letter to Mr. Kurz at the offices of the Company at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of FinServ Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 29, 2020, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, December 29, 2020, at 10:30 a.m., Eastern Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/finservacquisition/2020. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        To elect one director to serve as the Class I director on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

•        To ratify the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

•        Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on December 2, 2020, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 25,665,000 shares of Class A common stock and 6,250,000 shares of Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For the proposal to elect directors and the proposal to ratify the selection by our audit committee of Withum as our independent registered public accounting firm, the holders of 15,957,501 shares of Class A common stock and Class B common stock combined, present virtually or represented by proxy, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of Class A common stock and Class B common stock at the Annual Meeting combined, present virtually or represented by proxy and entitled to vote in the election of directors is required to elect the director nominee.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of Class A common stock and Class B common stock combined, present virtually or represented by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate our Chief Executive Officer and our President to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Einbinder or Mr. Kurz.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares of Class A common stock and Class B common stock will be voted (i) “FOR” the election of the director nominee and (ii) “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our President and Chief Financial Officer, Howard Kurz, at (917) 330-9141.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our President and Chief Financial Officer (FinServ Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at FinServ Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105. Our telephone number at such address is (646) 965-8218.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Lee Einbinder	60	Chief Executive Officer and Director
Howard Kurz	63	President, Chief Financial Officer and Director
Robert Matza	64	Director
Diane B. Glossman	64	Director
Aris Kekedjian	54	Director

The experience of our directors and executive officers are as follows:

Lee Einbinder, our Chief Executive Officer and a Director since inception, was a Vice Chairman at Barclays prior to retiring in August 2019. He was responsible for senior client relationships across the financial services industry, including Banks, Specialty Finance, Financial Technology, Asset Management and Financial Sponsors. Mr. Einbinder was at Barclays since the acquisition of Lehman Brothers in 2008, and during that time was also co-Head of the Financial Institutions Group and a member of the Investment Banking Operating Committee. Prior to joining Barclays, Mr. Einbinder worked at Lehman Brothers from 1996 to 2008, where he was Head of the Specialty Finance group and founded the Financial Technology group. He previously worked in similar capacities at CS First Boston and Salomon Brothers. Mr. Einbinder is on the Advisory Board of Communitas Capital Partners, an early stage venture capital fund for FinTech and marketplace companies, and the Investment Committee of Nassau Street Ventures, an investment fund affiliated with Alumni Ventures Group. Mr. Einbinder is also a Director, Treasurer, and a member of the Executive Committee of the Roxbury Land Trust. He received his M.B.A. with Distinction from the Wharton School and his B.S.E. cum laude from Princeton University. We believe Mr. Einbinder is well qualified to serve as one of our directors due to his extensive finance and investment experience.

Howard Kurz, our President and Chief Financial Officer since inception, has over 30 years’ experience as a successful institutional investor and asset manager. Mr. Kurz was the founder and has been serving as the Chief Executive Officer of Lily Pond Capital Management LLC (“LPCM”), an alternative investment manager headquartered in New York since January 2001. Most recently, LPCM was the investment manager of a Private Equity Fund (Lilypad Investors I) which provided early stage operating capital and expertise to an array of alternative investment management firms. Lilypad Investors I recently exited its final portfolio investment. Before founding LPCM, from September 1996 to January 2001, Mr. Kurz was Managing Director and Head of North American Financial Markets at The Royal Bank of Scotland Plc. Additionally, he was responsible globally for Foreign Exchange, Emerging Markets, and principal investments and was a senior member of the division’s Executive Committee. Prior to RBS, Mr. Kurz was a Managing Director at Lehman Brothers where he headed the Multi-Markets Proprietary Trading unit. He received his B.A. from University of Pennsylvania. We believe Mr. Kurz is well qualified to serve as one of our directors due to the breadth and depth of his experience in the finance, banking and investment industries.

Robert Matza, who has served as one of our directors since our initial public offering, retired as President, Partner and member of the Executive Committee of GoldenTree in June 2019 after almost 14 years at the firm. Mr. Matza joined GoldenTree in January 2006 and managed GoldenTree’s business management infrastructure, which provides operational support to GoldenTree’s investment products and client franchise. During his time at GoldenTree, Mr. Matza was part of the senior management team that oversaw significant growth in assets under management (from approximately $7 billion to over $30 billion), long only and alternatives (private equity and hedge funds), product lines and personnel. Prior to GoldenTree, Mr. Matza served as President and Chief Operating Officer of Neuberger Berman, Inc., as well as a member of its Board of Directors and Executive Committee, and following its acquisition by Lehman Brothers, a member of Lehman Brothers’ Management and Investment Committees. He joined Neuberger Berman in April 1999 as a Principal, and led the team that successfully completed the initial public offering of Neuberger Berman in November of that same year. Between 2000 and 2003, he negotiated and completed several acquisitions and lift outs. In 2003, Mr. Matza negotiated the $2.6 billion sale of the company to Lehman Brothers. Assets under management grew from approximately $55 billion to over $107 billion from the time that Mr. Matza joined Neuberger Berman, until he left at the end of 2005. Mr. Matza’s industry experience prior to 1996 includes 16 years with Lehman

Brothers and its predecessor companies, where he last served as Managing Director, Chief Financial Officer and a member of the Operating and Investment Committees. In 1996, he joined Travelers Group as its Treasurer and became Deputy Treasurer of Citigroup after Travelers and Citicorp merged in 1998. While at Citigroup, he served on the Finance, Investment and Merger & Acquisition Committees. He began his professional career at Coopers and Lybrand. Mr. Matza currently serves on the Board of Managers (as well as audit and compensation committees) of AG Artemis Holding LP, the holding company of Advisor Group Inc., a privately owned network of independent broker-dealers that was purchased by a private equity firm for $2.3 billion in 2019. He is also serving as a Senior Advisor to Algorand, a newly established blockchain company focused on the commercialization of the secure blockchain to transact for global institutions focused on the securities markets. Mr. Matza is a member of the Dean’s Advisory Board and the Board of the Center for Institutional Investment Management of the University at Albany’s School of Business. Mr. Matza earned his bachelor’s degree from the State University of New York at Albany, his MBA in Finance from New York University and he is a Certified Public Accountant. We believe Mr. Matza is well qualified to serve as a Director due to his asset management, investment and mergers and acquisition experience in the financial industry.

Diane B. Glossman, who has served as one of our directors since our initial public offering, spent 25 years as a research analyst, retiring as a Managing Director and head of U.S. bank and brokerage research at UBS. Prior to UBS, Ms. Glossman was co-head of Global Bank Research and head of Internet Financial Services Research at Lehman Brothers, and prior to that at Salomon Brothers for nine years where she was co-Head of U.S. Bank Stock Research. Over her sell-side research career, Ms. Glossman specialized in money center banks, trust banks and broker dealers, covering all aspects of banking and financial services, including banking technology and the revenue generating businesses of cash management, trade finance, and securities services. Ms. Glossman was a multiple-time member of Institutional Investor’s All-America Research Team. During her decade on the buy-side, she was responsible for coverage of all financials along with a variety of other industry sectors. Ms. Glossman has been serving as a member of the Board of Directors and Audit Committee of Barclays Bank Delaware, Barclays US consumer operations, since June 2016 and chaired the Audit Committee since December 2018. She has also been serving as a member of the advisory board of Barclays US LLC, the U.S. intermediate holding company of Barclays PLC, since its inception in April 2015, and since the advisory board upgrade into the Board of Directors, a member of the Board of Directors, Audit Committee Chair and member of the Governance Committee. In addition, she has been serving as a member of the Board of Directors and its various committees of Live Oak Bancshares, a $7 billion North Carolina-based bank, since August 2014, and assisted in its initial public offering. She has been involved with Bucks County SPCA, a humane organization serving Bucks County, Pennsylvania, since 2003 and currently serves as the Chair of the Finance Committee. Ms. Glossman’s previous board experience includes serving on the Board of Directors or Board of Trustees of WMI Holding, from bankruptcy emergence in March 2012 through its merger with Nationstar in August 2018; Ambac Assurance, a public finance insurance company, from October 2010 to February 2018 when it emerged from regulatory rehabilitation; QBE NA, the American subsidiary of the Australian insurer QBE, from February 2015 to December 2017; Powa Technologies Holdings Plc, a London-based mobile technology start-up, from July 2013 to November, 2016; State Street Global Advisors Mutual Funds from September 2009 to April 2011; and E Charge, an internet payment start-up company from 1999 to 2001. In addition to her directorships, Ms. Glossman has also worked as an independent consultant with a number of banks in the U.S. and U.K. on projects relating to strategy, business execution, and investor communications. During 2013 and 2014, she was a senior fellow at the Center of Financial Stability and was joint author of a report on bank capital. At that time, she also wrote articles for the Cornerstone Journal of Sustainable Finance and Banking regarding the banking industry. In 2013, she also served a member of SASB’s financial industry working group engaged in establishing sustainability reporting metrics for commercial banks, custody banks, and asset managers. From 2003 to 2005, she was an advisor to Citigroup’s Global Consumer Group and a member of its planning group. During much of that time, she was acting head of the International Retail Bank. Ms. Glossman received a B.S. in Economics from the Wharton School of the University of Pennsylvania, with a double major in finance and health care administration, and is a Chartered Financial Analyst. We believe Ms. Glossman is well qualified to serve as a Director due to her strong knowledge of capital markets, institutional investors, and a variety of industries.

Aris Kekedjian, who has served as one of our directors since our initial public offering, retired from GE in 2019 after a 30 year career with the company, most recently serving as head of Corporate Development and Chief Investment Officer since 2016. During this time, Mr. Kekedjian led a number of notable M&A transactions, including the $30 billion merger of GE Oil & Gas with Baker Hughes, creating a $22 billion business with operations in 120 countries, and the $11 billion merger of GE Transportation with Wabtec Corporation, creating a technology category leader for rail equipment, services and software. Mr. Kekedjian is also a strategic advisor to ECN Capital, a finance company listed on the Toronto Stock Exchange. Mr. Kekedjian was previously a Managing Director and Global head of Business Development/M&A at GE Capital from 2010 through 2016. Mr. Kekedjian led the GE team that divested more than $200 billion of GE Capital’s business across the world. He also led the merger of Met Life’s online bank with Synchrony Financial and a subsequent $3 billion IPO and $20 billion stock split transaction for Synchrony Financial. He also led IPOs of both Cembra Money Bank in Switzerland and Moneta Bank in the Czech Republic. Prior to those divestitures, Mr. Kekedjian was responsible for creating comprehensive strategic plans for deal activities in the banking, real estate, leasing, mortgage, credit card and commercial lending sectors. From 2008 to 2010, Mr. Kekedjian served as Managing Director, Global Corporate Development and Chief Executive Officer for GE Capital, MEA region, responsible for company-wide strategic partnership and alliance development with global, sovereign capital partners. Mr. Kekedjian was previously the Chief Financial Officer of GE Banking & Consumer Finance for the EMEA region (GE Money) from 2004 to 2008, a $10 billion net revenue business with over $100 billion in assets and operations in 25 countries. He joined GE as a part of the Financial Management Program in 1989.

Number and Terms of Office of Officers and Directors

Our Board of Directors consists of five members. Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Kekedjian, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Matza and Ms. Glossman will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Einbinder and Kurz will expire at the third annual meeting of stockholders. Subject to any other special rights applicable to the stockholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our Board that includes any directors representing our sponsor then on our Board.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers shall be a Chief Executive Officer, a Chief Financial Officer and a Secretary, and may also consist of a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer, and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019:

•        the Board acted by unanimous written consent in lieu of a meeting three times;

•        No meetings of the audit committee were held; and

•        No meetings of the compensation committee were held.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board of Directors. The members of our audit committee are Messrs. Matza and Kekedjian and Ms. Glossman, and Mr. Matza chairs the audit committee. Each member of the audit committee is financially literate and our Board of Directors has determined that each of the audit committee members qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•        assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. The members of our compensation committee include Mr. Kekedjian and Ms. Glossman, who serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our Board of Directors (or approving, if such authority is so delegated by our Board of Directors) with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our sponsor of $10,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, is paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s President and Chief Financial Officer, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Matza and Kekedjian and Ms. Glossman. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Robert Matza
Aris Kekedjian
Diane B. Glossman

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2019 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed our Code of Ethics as an exhibit to the registration statement filed in connection with our initial public offering. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our officers received any cash compensation for services rendered to us. We pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board of Directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board of Directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Messrs. Matza and Kekedjian and Ms. Glossman are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors have scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 2, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class
FinServ Holdings LLC(2)(3)	—	—	6,250,000	100.0%
Lee Einbinder	—	—	6,250,000	100.0%
Howard Kurz	—	—	6,250,000	100.0%
Robert Matza	—	—	—	—
Diane B. Glossman	—	—	—	—
Aris Kekedjian	—	—	—	—
All executive officers and directors as a group (5 individuals)	—	—	6,250,000	100.0%
Millennium Management LLC(4)	2,030,000	8.1%	—	—
Glazer Capital LLC(5)	1,751,621	7.0%
Magnetar Financial LLC(6)	1,541,155	6.2%
Periscope Capital, Inc.(7)	1,558,508	6.2%
RP Investment Advisors(8)	1,400,000	5.6%	—	—
HGC Investment Management Inc.(9)	1,391,400	5.6%	—	—
Magnetar Financial LLC(10)	1,256,775	5.0%	—	—

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105.

(2)      FinServ Holdings LLC, our sponsor, is the record holder of the shares reported herein. Lee Einbinder, our Chief Executive Officer and Howard Kurz, our President, are the managing members of our sponsor and have voting and investment discretion with respect to the common stock held by our sponsor. As such, they may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Each of our officers and directors is, directly or indirectly, a member of our sponsor. Two limited liability companies in which Daniel Cohen has or will have a pecuniary interest is a member of our sponsor. Our advisor, Shami Patel, has a pecuniary interest in one of these limited liability companies.

(3)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(4)      Based on Form 13F filed September 30, 2020.

(5)     Based on Form 13F filed September 30, 2020.

(6)     Based on Form 13F filed September 30, 2020.

(7)      Based on Form 13F filed September 30, 2020.

(8)      Based on Form 13F filed September 30, 2020.

(9)      Based on Form 13F filed September 30, 2020.

(10)    Based on Form 13F filed September 30, 2020.

The table above does not include the shares of common stock underlying the placement warrants or forward purchase securities held or to be held by our sponsor because these securities are not exercisable within 60 days of this report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2019, we issued an aggregate of 5,750,000 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. On October 31, 2019, the Company effected a 1.1 for 1 stock dividend for each share of Class B common stock outstanding, resulting in the Sponsor holding an aggregate of 6,325,000 founder shares. The 6,325,000 founder shares included an aggregate of up to 825,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after our initial public offering (assuming the sponsor did not purchase any public shares in our initial public offering and excluding the placement shares). In connection with the underwriters’ partial exercise of the over-allotment option and the forfeiture of the remaining over-allotment option, 75,000 founder shares were forfeited and 750,000 founder shares are no longer subject to forfeiture resulting in an aggregate of 6,250,000 founder shares outstanding at November 5, 2019.

The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our sponsor purchased an aggregate of 665,000 placement units at a price of $10.00 per unit for an aggregate purchase price of $6,250,000. There are no redemption rights or liquidating distributions from the trust account with respect to the founder shares, placement shares or placement warrants, which will expire worthless if we do not consummate a business combination by November 5, 2021.

We pay our sponsor, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

We entered into the Consulting Agreement with the Consultant, pursuant to which the Consultant will provide us, among other services, assistance in finding a potential target for a Business Combination, as well as supervising and performing due diligence on such targets. We will pay the Consultant a fee of $10,000 per month, up to a maximum of $150,000. For the period from August 9, 2019 (inception) through December 31, 2019, we incurred $22,500 in such fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, is paid by us to our sponsor, officers, directors or advisors or any affiliate of our sponsor, officers, directors or advisors prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors, advisors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the founder shares, placement units, and units that may be issued upon conversion of working capital loans (and in each case holders of their component securities, as applicable) will have registration rights to require us to register a sale of any of our securities held by them. These holders will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by us.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS BY VOTE OF THE CLASS A AND
CLASS B STOCKHOLDERS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board of Directors now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Kekedjian is nominated for election at this Annual Meeting of stockholders, as the Class I director, to hold office until the annual meeting of stockholders in 2023, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The nominee receiving the highest number of affirmative votes shall be elected as director. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of the above mentioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BY VOTE OF THE CLASS A AND CLASS B STOCKHOLDERS

We are asking the stockholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from August 9, 2019 (inception) through December 31, 2019 totaled $36,800. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for consultations concerning financial accounting and reporting standards during the period from August 9, 2019 (inception) through December 31, 2019.

Tax Fees.    We did not pay Withum for tax planning and tax advice for the period from August 9, 2019 (inception) through December 31, 2019.

All Other Fees.    We did not pay Withum for other services for the period from August 9, 2019 (inception) through December 31, 2019.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of Class A common stock and Class B common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 no later than September 2, 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 29, 2021, notice of a nomination or proposal must be delivered to us no later than September 30, 2021 and no earlier than August 31, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to FinServ Acquisition Corp., c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, Attn: President and Chief Financial Officer.

FINSERV ACQUISITION CORP.
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105

December 29, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FINSERV ACQUISITION CORP.

The undersigned hereby appoints Lee Einbinder and Howard Kurz, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of FinServ Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on December 2, 2020 at the Annual Meeting of Stockholders to be held virtually on December 29, 2020, at 10:30 a.m., Eastern Time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

FINSERV ACQUISITION CORP.
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/finservacquisition/2020

FINSERV ACQUISITION CORP.

Vote Your Proxy by mail:    Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO.

1 To elect one Class I Director to serve on the Company’s Board of Directors until the 2023 annual meeting of stockholders or until his successor is elected and qualified.

Election of Class I Director: Aris Kekedjian

For All ☐	Withhold All ☐	For All Except* ☐

*

Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.      ___________________

2 Ratification of the selection by the audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2020.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER:

Signature	Signature, if held jointly	Date , 2020

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.